Exhibit 99.1
Amendment No. 2 to Employment Agreement
This Amendment No. 2 to Employment Agreement is made as of the 10th day of July 2006, by and between Clinical Data, Inc., a Delaware corporation, formerly known as Novitron International, Inc. (together with its subsidiaries and affiliates hereinafter referred to as the “Company”), and Israel M. Stein, M.D. (hereinafter referred to as the “Employee”).
WHEREAS, the Company and the Employee entered into that certain Employment Agreement dated as of October 29, 2001, as amended (the “Employment Agreement”), providing for the employment of the Employee in an executive capacity with the Company upon the terms and subject to the conditions set forth in the Employment Agreement; and
WHEREAS, the Company and the Employee now wish to further amend the Employment Agreement in accordance with the terms and conditions set forth in this Amendment No. 2 thereto.
NOW, THEREFORE, in consideration of the premises and the promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Company and the Employee, intending to the legally bound, hereby agree as follows:
1.	Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Employment Agreement.
2.	Employee’s Title and Reporting Structure. Employee’s title shall be Executive Vice Chairman, Treasurer and Acting Chief Financial Officer of the Company. Accordingly, for purposes of the Company’s compliance with the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), Employee shall also be considered the Principal Accounting Officer of the Company and an executive officer of the Company within the meaning of the Act. Employee’s role as Treasurer and Acting Chief Financial Officer, and as Principal Accounting Officer for purposes of the Act, shall terminate upon the employment by the Company of a replacement which the Company shall actively seek; provided, however, notwithstanding the hiring of such replacement Treasurer and Chief Financial Officer, Employee shall continue as Executive Vice Chairman of the Company, which is an executive officer within the meaning of the Act. In these capacities the Employee shall have the right to attend all meetings of the Board of Directors and Audit Committee of the Company, shall respond to reasonable requests from the other officers of the Company for support of the Company’s business activities, and shall be available for reasonable travel at the convenience of the Employee. The Employee shall be provided with an office at the headquarters of the Company, but may perform his duties, at his discretion, at any other location at the convenience of the Employee. The Employee shall report to the Company’s President and Chief Executive Officer.
3.	Change in Title. Employee’s change in his title, and thereby duties and responsibilities, are without prejudice to his rights to severance and other benefits under the Employment Agreement, which are all reserved except as expressly amended under Section 4 below.
4.	Severance. (A) Employee and the Company agree that his change in title, duties and responsibilities as of May 12, 2006 would have constituted “a termination without cause for the convenience of the Company” for purposes of Section 4E of the Employment Agreement, but the Employee and the Company agree that the Employee will continue to be employed by the Company in the capacities set forth under Section 2 hereof at his present compensation until such time as the Employee gives the Company thirty (30) days notice of termination. Upon such notice and termination, the severance obligations of Section 4E shall commence, except that the severance payment, to which Employee is otherwise entitled to be paid as a lump sum payment under Section 4E of the Employment Agreement, shall instead be payable in equal monthly installments, on the first day of each month, over the then-remaining term of the Employment Agreement, as if employment were continuing thereunder. As is now currently provided in Section 4E of the Employment Agreement, the Company confirms that all medical, disability, and insurance benefits payable to Employee at the time of such termination shall continue to be paid to the Employee for the then-remaining term of the Employment Agreement as if employment were continuing thereunder. In addition, the Company shall continue to provide the Employee with his present automobile, together with payment of or reimbursement for all related maintenance and operating expenses, over the then-remaining term of the Employment Agreement.
(B) It is further agreed that all provisions of the Employment Agreement that reference a lump sum severance payment are hereby modified such that any severance benefit payable to Employee under the Employment Agreement for any reason shall instead be payable to Employee in equal monthly installments, on the first day of each month, over the then-remaining term of the Employment Agreement.
(C) As further consideration for the agreements and covenants of the Company to the Employee under this Amendment No. 2, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Employee, as a condition of the receipt of the severance payments contemplated by Section 4E of the Employment Agreement, Employee agrees that he shall deliver to the Company an executed Agreement and General Release, substantially in the form attached hereto as Appendix A (with such changes therein or additions thereto as needed under then applicable law to give effect to its intent and purpose) within 21 days of presentation thereof by the

Company to the Employee, and concurrently the Company shall deliver to Employee an executed release of claims, substantially in the form attached hereto as Appendix B.
5.	Stock Options. Upon termination of the Employment Agreement by Employee or the Company under Section 4, above, all outstanding stock options for the purchase of the Company’s common stock shall vest immediately.
6.	Directorships. Employee shall for the remainder of the term of his employment have the right to seek and be appointed to the Board of Directors of any company not directly competitive with the Company. Nothing set forth herein shall relieve Employee of his fiduciary duty, duty of loyalty, or any similar duty owed by Employee to the Company by virtue of Employee’s status as an executive officer or member of the Company’s Board of Directors.
7.	No Further Amendment. Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have executed this Amendment No.2 to the Employment Agreement as of the date first above written.

CLINICAL DATA, INC.	EMPLOYEE

By: /s/ Caesar J. Belbel	/s/ Israel M. Stein, M.D.

Caesar J. Belbel Executive Vice President, Chief Legal Officer and Secretary

APPENDIX A
FORM OF RELEASE AGREEMENT AND GENERAL RELEASE
     Clinical Data, Inc., its affiliates, subsidiaries, divisions, successors and assigns in such capacity, and the current, future and former employees, officers, directors, trustees and agents thereof (collectively referred to throughout this Agreement as “Company”), and Israel M. Stein (“Employee”), the Employee’s heirs, executors, administrators, successors and assigns (collectively referred to throughout this Agreement as “Employee”) agree:
     1. Last Day of Employment. Employee’s last day of employment with Company is [insert date]. In addition, effective as of [insert date], Employee resigns from the Employee’s position as [insert title] of Company and will not be eligible for any benefits or compensation after [insert date], other than as specifically provided in the Employment Agreement between Company and Employee dated as October 29, 2001, as amended through the date hereof (the “Employment Agreement”). Employee further acknowledges and agrees that, after [insert date], the Employee will not represent the Employee as being a director, employee, officer, trustee, agent or representative of Company for any purpose. In addition, effective as of [insert date], Employee resigns from all offices, directorships, trusteeships, committee memberships and fiduciary capacities held with, or on behalf of, Company or any benefit plans of Company. These resignations will become irrevocable as set forth in Section 3 below.
     2. Consideration. The parties acknowledge that this Agreement and General Release is being executed in connection with the provisions of the Employment Agreement.
     3. Revocation. Employee may revoke this Agreement and General Release for a period of fifteen (15) calendar days following the day Employee executes this Agreement and General Release. Any revocation within this period must be submitted, in writing, to Company and state, “I hereby revoke my acceptance of our Agreement and General Release.” The revocation must be personally delivered to the Chief Legal Officer, Clinical Data, Inc., One Gateway Center, Suite 702, Newton, MA 02458, or his designee, or mailed to this same person and address, and postmarked within fifteen (15) calendar days of execution of this Agreement and General Release. This Agreement and General Release shall not become effective or enforceable until the revocation period has expired. If the last day of the revocation period is a Saturday, Sunday, or legal holiday, then the revocation period shall not expire until the next following day which is not a Saturday, Sunday, or legal holiday.
     4. General Release of Claim. Employee knowingly and voluntarily releases and forever discharges Company from any and all claims, causes of action, demands, fees and liabilities of any kind whatsoever, whether known and unknown, against Company, Employee has, has ever had or may have as of the date of execution of this Agreement and General Release, including, but not limited to, any alleged violation of:
•	Title VII of the Civil Rights Act of 1964, as amended;

•	The Civil Rights Act of 1991;

•	Sections 1981 through 1988 of Title 42 of the United States Code, as amended;

•	The Employee Retirement Income Security Act of 1974, as amended;

•	The Immigration Reform and Control Act, as amended;

•	The Americans with Disabilities Act of 1990, as amended;

•	The Age Discrimination in Employment Act of 1967, as amended;

•	The Older Workers Benefit Protection Act of 1990;

•	The Worker Adjustment and Retraining Notification Act, as amended;

•	The Occupational Safety and Health Act, as amended;

•	The Family and Medical Leave Act of 1993;

•	Any wage payment and collection, equal pay and other similar laws, acts and statutes of the Commonwealth of Massachusetts;

•	Any other federal, state or local civil or human rights law or any other local, state or federal law, regulation or ordinance;

•	Any public policy, contract, tort, or common law; or

•	Any allegation for costs, fees, or other expenses including attorneys fees incurred in these matters.
     Notwithstanding anything herein to the contrary, the sole matters to which the Agreement and General Release do not apply are: (i) Employee’s express rights or claims for accrued vested benefits under any employee benefit plan, policy or arrangement maintained by Company or under COBRA; (ii) Employee’s rights under the provisions of the Employment Agreement, including without limitation Amendment No. 2 thereto, which are intended to survive termination of employment; (iii) Employee’s rights as an optionholder or a stockholder; or (iv) any rights of Employee to indemnification as a Director or Officer of the Company.
     5. No Claims Permitted. Employee waives Employee’s right to file any charge or complaint against Company arising out of Employee’s employment with or separation from Company before any federal, state or local court or any state or local administrative agency, except where such waivers are prohibited by law.
     6. Affirmations. Employee affirms Employee has not filed, has not caused to be filed, and is not presently a party to, any claim, complaint, or action against Company in any forum. Employee further affirms that the Employee has been paid and/or has received all compensation, wages, bonuses, commissions, and/or benefits to which Employee may be entitled and no other compensation, wages, bonuses, commissions and/or benefits are due to Employee, except as expressly provided in the Employment Agreement, including without limitation Amendment No. 2 thereto. Employee also affirms Employee has no known workplace injuries.
     7. Cooperation; Return of Property. Employee agrees to reasonably cooperate with Company and its counsel in connection with any investigation, administrative proceeding or litigation relating to any matter that occurred during Employee’s employment in which Employee was involved or of which Employee has knowledge. Company will reimburse the Employee for any reasonable out-of-pocket travel, delivery or similar expenses incurred in providing such service to Company. Employee represents that, except as expressly provided under the Employment Agreement, Employee has returned to Company all property belonging to Company, including but not limited to any leased vehicle, laptop, cell phone, keys, access cards, phone cards and credit cards, provided that Employee may retain, and Company shall cooperate in transferring, Employee’s cell phone number and any home communication and security equipment as well as Employee’s rolodex and other address books.
     8. Governing Law and Interpretation. This Agreement and General Release shall be governed and conformed in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of laws provisions. In the event Employee or Company breaches any provision of this Agreement and General Release, Employee and Company affirm either may institute an action to specifically enforce any term or terms of this Agreement and General Release. Should any provision of this Agreement and General Release be declared illegal or unenforceable by any court of competent jurisdiction and should the provision be incapable of being modified to be enforceable, such provision shall immediately become null and void, leaving the remainder of this Agreement and General Release in full force and effect. Nothing herein, however, shall operate to void or nullify any general release language contained in the Agreement and General Release.
     9. No Admission of Wrongdoing. Employee agrees neither this Agreement and General Release nor the furnishing of the consideration for this Release shall be deemed or construed at any time for any purpose as an admission by Company of any liability or unlawful conduct of any kind.
     10. Amendment. This Agreement and General Release may not be modified, altered or changed except upon express written consent of both parties wherein specific reference is made to this Agreement and General Release.
     11. Entire Agreement. This Agreement and General Release sets forth the entire agreement between the parties hereto and fully supersedes any prior agreements or understandings between the parties; provided, however, that notwithstanding anything in this Agreement and General Release, the provisions in the Employment Agreement, including without limitation Amendment No. 2 thereto, which are intended to survive termination of the Employment Agreement shall survive and continue in full force and effect. Employee acknowledges Employee has not relied on any representations, promises, or agreements of any kind made to Employee in connection with Employee’s decision to accept this Agreement and General Release except as set forth in the Employment Agreement.
     EMPLOYEE HAS BEEN ADVISED THAT EXECUTIVE HAS UP TO TWENTY-ONE (21) CALENDAR DAYS TO REVIEW THIS AGREEMENT AND GENERAL RELEASE AND HAS BEEN ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTION OF THIS AGREEMENT AND GENERAL RELEASE.
     EMPLOYEE AGREES ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS AGREEMENT AND GENERAL RELEASE DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL TWENTY-ONE (21) CALENDAR DAY CONSIDERATION PERIOD.
     HAVING ELECTED TO EXECUTE THIS AGREEMENT AND GENERAL RELEASE, TO FULFILL THE PROMISES SET FORTH HEREIN, AND TO RECEIVE THE SUMS AND BENEFITS SET FORTH IN THE EMPLOYMENT AGREEMENT, EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT AND GENERAL RELEASE INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS EXECUTIVE HAS OR MIGHT HAVE AGAINST EMPLOYER.
     IN WITNESS WHEREOF, the parties hereto knowingly and voluntarily executed this Agreement and General Release as of the date set forth below:

CLINICAL DATA, INC.	Date: __________

By:

By:

Name:

Title:

Israel M. Stein, M.D.	Date: __________

APPENDIX B
FORM OF RELEASE
     Clinical Data, Inc., its affiliates, subsidiaries, divisions, successors and assigns in such capacity, and the current, future and former employees, officers, directors, trustees and agents thereof (collectively referred to throughout this Agreement as “Company”), and Israel M. Stein (“Employee”), the Employee’s heirs, executors, administrators, successors and assigns (collectively referred to throughout this Agreement as “Employee”) agree:
1. (A) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned parties, except as expressly provided under Section 1(B), below, the Company (the “Releasing Party”), does hereby remise, release, acquit and forever discharge Employee (the “Released Party”), of and from all actions, causes of action, contributions, indemnities, duties, debts, sums of money, suits, controversies, restitutions, understandings, agreements, promises, commitments, damages, responsibilities and any and all claims, demands, executions and liabilities of whatsoever kind, nature or description, oral or written, known or unknown, matured or unmatured, suspected or unsuspected at the present time, in law or in equity, including, without limitation, any claims which have heretofore arisen or which may arise out of or are or may be in any way or in any manner connected with or related to Employee’s acts performed for, on behalf and in the name of the Company, any actions taken by Employee in his capacity as an officer or director of the Company or Employee’s employment by the Company (collectively, “Damages”), which the Releasing Party ever had, now has or hereafter can, shall or may have against the Released Party, from the beginning of the world to the date hereof.
(B) Expressly excluded from the above release of all claims are any and all claims which result from any of the following upon final adjudication thereof by a court of competent jurisdiction after all appeal periods have lapsed or have been waived by the Released Party: (i) theft, embezzlement or forgery by Employee relating to the Company, its clients or former clients or its affiliated companies; (ii) gross negligence or actual or constructive fraud by Employee in the conduct of the Company’s business or in the conduct of the affairs of any client or former client of the Company; and (iii) breach of any duty owed by Employee under applicable law including, but not limited to, breach of any fiduciary duty or breach of any other legal duty by Employee in the conduct of the Company’s business or in the conduct of the affairs of any client or former client of the Company.
     2. Governing Law and Interpretation. This General Release shall be governed and conformed in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of laws provisions. In the event Company breaches any provision of this General Release, Company affirms Employee may institute an action to specifically enforce any term or terms of this General Release. Should any provision of this General Release be declared illegal or unenforceable by any court of competent jurisdiction and should the provision be incapable of being modified to be enforceable, such provision shall immediately become null and void, leaving the remainder of this General Release in full force and effect. Nothing herein, however, shall operate to void or nullify any general release language contained in the General Release.
     3. No Admission of Wrongdoing. Company agrees neither this General Release nor the furnishing of the consideration for this General Release shall be deemed or construed at any time for any purpose as an admission by Employee of any liability or unlawful conduct of any kind.
     4. Amendment. This General Release may not be modified, altered or changed except upon express written consent of both parties wherein specific reference is made to this General Release.
     IN WITNESS WHEREOF, the parties hereto knowingly and voluntarily executed this General Release as of the date set forth below:

CLINICAL DATA, INC.	Date:__________

By:

Name:

Title:

Date:__________

Israel M. Stein, M.D.